Annual Report

EUROPEAN
STOCK
FUND

OCTOBER 31, 2001

[graphic of ram]
T. ROWE PRICE

REPORT HIGHLIGHTS

European Stock Fund

o European stock markets suffered as economic growth sputtered around the globe.

o Your fund declined for both the 6- and 12-month periods, slightly lagging its benchmark index but outperforming its average competitor.

o Pharmaceuticals, energy, and other defensive sectors were the fund's strongest performers during the period.

o Although it has been a very difficult year, valuations have improved, and we believe our diversified approach will benefit investors who maintain their long-term investment strategy.


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account at www.troweprice.com for more information.

FELLOW SHAREHOLDERS

European stock markets suffered significant losses during the six months ended October 31, 2001, as the region's economies weakened. Stocks were trending down through much of the period, but fell sharply in September, even before the terrorist attacks in the U.S. Industries most affected by the tragedy, such as airlines and hotels, and those vulnerable to weaker consumer and business spending, including media, automobiles, consumer electronics, and financials, turned down. For most of the period, defensive sectors such as health care and utilities led the market.

In this difficult environment, your fund posted losses for both the 6- and 12-month periods. Returns were slightly behind the fund's unmanaged benchmark index but modestly led its Lipper peer group average for both periods. Pharmaceuticals and energy were the fund's strongest performers, but telecommunications, technology, and media companies continued to weigh on results.


PERFORMANCE COMPARISON

Periods Ended 10/31/01              6 Months        12 Months
-------------------------------------------------------------
European Stock Fund                 -17.45%          -23.98%
 .............................................................
MSCI Europe Index                   -16.83           -22.56
 .............................................................
Lipper European Funds Average       -17.85           -25.89
 .............................................................


Economic growth weakened throughout Europe over the past six months. Industrial production declined sharply, while consumer spending remained firmer. Consumer confidence dipped towards the end of the period, however, as unemployment began to rise, especially in Germany, the euro zone's largest economy. The International Monetary Fund estimates that German industrial production fell by 2% in September and now projects the economy to grow by just 0.7% this year. Although European central banks have not been as aggressive as the Fed in cutting interest rates, both the Bank of England and the European Central Bank lowered rates by a full percentage point, to 4.5% in the U.K. and 3.75% in the euro zone. With estimates of 2.4% inflation in October (down from 2.6% six months ago) and projections that inflation could drop below the central bank's 2% target--due primarily to the drop in oil prices--the

ECB is likely to act more aggressively. (On November 8, after this reporting period, the Bank of England and the ECB cut rates another half-point.)

Fund returns received a modest boost from a stronger euro as the dollar declined along with U.S. interest rates. The sterling and the euro each rose 2%, while the Swiss franc climbed 6%, helped by its status as a safe haven currency.

MARKET AND PORTFOLIO REVIEW

Country allocations changed slightly from six months ago. At the end of the period, the U.K. represented 36% of net assets, up from 33%; France, the Netherlands, Germany, and Switzerland each slipped a point, while Spain rose to 5%. Poor performance of automobile, technology, and some telecom stocks weakened Germany, and also hurt France and the Netherlands. The relative strength of pharmaceuticals, food and beverages, and some financials led to better returns in Switzerland and the U.K.

MARKET PERFORMANCE

  Six Months              Local     Local Currency          U.S.
  Ended 10/31/01       Currency   vs. U.S. Dollars       Dollars
----------------------------------------------------------------
  Belgium                -7.74%              1.60%        -6.27%
 ................................................................
  France                -19.99               1.60        -18.72
 ................................................................
  Germany               -25.05               1.60        -23.85
 ................................................................
  Italy                 -22.12               1.60        -20.87
 ................................................................
  Netherlands           -20.43               1.60        -19.16
 ................................................................
  Spain                 -19.76               1.60        -18.48
 ................................................................
  Sweden                -20.50              -3.42        -23.22
 ................................................................
  Switzerland           -15.91               6.24        -10.66
 ................................................................
  United Kingdom        -13.26               1.64        -11.84
 ................................................................

  Source: RIMES Online, using MSCI indices.


Financials

Our exposure to financials dipped slightly during the period but remained the largest in the portfolio, accounting for 22.3% of assets on October 31. Slowing economies, falling stock markets, and lower interest rates challenged financial stocks, pressuring loan volume growth, interest margins, and commissions. Furthermore, fears surfaced over a large increase in bad debts and the need for lenders to increase provisions for them. In light of this environment, we repositioned some of our bank exposure. We reduced Spanish banks Banco Bilbao Vizcaya Argentaria and

Banco Santander, which have operations throughout the vulnerable Latin American region, and Royal Bank of Scotland, because good performance had pushed its valuation to an expensive level. RBS's retail focus, restructuring, and highly capable management are key strengths, and it remains a major holding. We also cut our exposure to Bayerische Vereinsbank in Germany and Nordea in Sweden because we were concerned that they were taking insufficient cost-cutting measures to offset the need for increased bad-loan provisions.

Our insurance holdings are focused on those that will benefit from increased demand for pension and savings products in Europe, as responsibility for retirement financing begins to transfer from governments to individuals and employers. One of our largest holdings is Alleanza Assicurazioni, which is strongly positioned to gain from pension reforms in Italy and is benefiting from its distribution agreement with Banca Intesa.

Telecoms

Large debt burdens and poor profitability weighed on telecoms, but the sector rebounded strongly after mid-September as investors decided that telecoms' earnings should not be particularly vulnerable to the slowdown and lower interest rates will help ease the debt pain. We maintained our overweight position in mobile phone operators Telecom Italia Mobile, Orange (France), and Vodafone (U.K.), which have been very successful by focusing on the profitability of existing operations and eliminating price-cutting as a way to attract new customers. In addition, the equity markets have begun to recapitalize some of the companies that overstretched themselves. For example, nonportfolio holdings British Telecom and Sonera launched rights issues.

More attractive company valuations, lower interest rates, and reduced price competition encouraged us to make selected additions, including Hellenic Telecommunications Organization (Greece). Hellenic Telecom is the dominant player in its domestic markets, with steady earnings, an attractive valuation, and a healthy balance sheet. We also like Telecom Italia's management, strong market position, and growth potential, and we raised our weighting after its parent's new owners announced a debt reduction plan that would not jeopardize shareholders.

INDUSTRY DIVERSIFICATION

                            Percent of Net Assets
                                4/30/01  10/31/01
-------------------------------------------------
  Financials                      23.5%     22.3%
 .................................................
  Consumer Discretionary          15.7      16.5
 .................................................
  Health Care                     11.5      14.1
 .................................................
  Energy                           9.6      10.2
 .................................................
  Telecommunication Services      10.0       9.8
 .................................................
  Consumer Staples                 7.3       8.2
 .................................................
  Industrials                      8.0       7.3
 .................................................
  Information Technology           8.6       5.6
 .................................................
  Materials                        2.0       2.1
 .................................................
  All Other                        1.4       1.7
 .................................................
  Reserves                         2.4       2.2
-------------------------------------------------
  Total                          100.0%    100.0%


Technology

We cut some of our technology holdings at the beginning of the year and are now slightly overweight, focusing on stocks that we believe have excellent market positions, solid managements, strong balance sheets, and good long-term growth paths. This sector has been a very poor performer for a number of reasons. For example, mobile handset sales disappointed and telecom operators delayed investing in future growth opportunities. This had a detrimental impact right down the tech-sector food chain, including semiconductor manufacturers and equipment suppliers.

Media

Advertising cutbacks and lower earnings forecasts hurt this sector's performance, but in the medium to longer term, demand for media--including market research, marketing services, publishing, advertising, and broadcasting--is rising. Advertising spending as a percentage of GDP is very low in many European countries compared to the U.S., but as markets become more competitive, companies will need to spend more on advertising to survive and prosper. The fund's portfolio holdings are concentrated in businesses that are less exposed to the advertising cycle, such as professional publishers and market research companies.

Once economic recovery begins, we expect to see earnings growth for U.K. publisher Reed and strong prospects for U.K. advertising agency WPP. Reed is a global leader in scientific, legal, and educational publishing. Its revenues are mostly subscription based and paid in advance, with little exposure to advertising. Recently introduced online delivery has increased revenues and reduced costs. Reed significantly outperformed its sector, and with earnings likely to grow 10% in the current environment, possibly accelerating to 13% to 15% in an upturn, we see the stock as a solid value at 20 times earnings. WPP is a leading international advertising agency and market research group, with global coverage that makes it well suited for international clients. We took advantage of recent share price weakness to add to our holding.


GEOGRAPHIC DIVERSIFICATION

[Pie chart]
United Kingdom          36%
France                  17%
Netherlands              8%
Italy                    8%
Germany                  6%
Switzerland              6%
Spain                    5%
Others and Reserves     14%

Based on net assets as of 10/31/01.


Pharmaceuticals

The sector was among the strongest performers, as investors sought stocks with relatively more certain prospects, less vulnerability to the economy, and growing earnings. Two of the fund's top holdings, GlaxoSmithKline (U.K.) and Sanofi-Synthelabo (France), turned in solid results. As the world's second-largest pharmaceutical company, GlaxoSmithKline has the advantages of scale and a large stable of category-leading drugs. After good performance, we trimmed our position in GlaxoSmithKline, but it remains the portfolio's largest holding at 5.3% of net assets. Although smaller, Sanofi-Synthelabo is the fastest-growing European pharmaceutical company, with three blockbuster drugs, and we continue to like the stock. We also added a new name, the Danish pharmaceutical company Novo Nordisk, which is the world's number two insulin maker and has a potential blockbuster in its Novo Seven drug for hemophiliacs. The company targets earnings growth of more than 15% per year over the long term and shares remain attractively valued.

Energy

Energy was one of the better performing sectors due to its defensive characteristics, even though oil prices fell as the global slowdown took its toll on demand and the Afghan conflict caused no disruptions to Middle East oil supplies. Our favorite stocks in the sector are TotalFinaElf and ENI, which have excellent franchises, although slightly different geographic, production, and business segment profiles. TotalFinaElf has strong mid- to long-term production growth while ENI offers above-average growth and improving returns. We still own a sizable position in Royal Dutch/Shell but trimmed it because we thought that most of the good news was already discounted in the price.

Services

We like the services segment in the longer term, especially catering outsourcing, which performed relatively well. Our main holdings are Compass (U.K.) and Sodexho (France), which should be able to sustain revenue growth of around 7% as more companies, schools, and hospitals outsource their catering needs. With share prices at 24 times next year's earnings and a relatively predictable 15% earnings growth rate, these companies should continue to do well. We added to Compass during the recent pullback.

Securitas (Sweden), the international security group, is another significant holding. It developed a strong formula for managing security businesses in Scandinavia 10 to 15 years ago and has replicated it around Europe and the U.S. Securitas begins by upgrading the quality of the service and then increasing the level of service offered. Manned guarding of a factory may lead to remote guarding, and eventually to managing a company's entire security needs. The company has been a clear beneficiary of the rising demand for security in recent weeks, and we believe it can continue to grow its earnings at 15% to 20% per year. Shares sell at 24 times next year's anticipated earnings.

INVESTMENT OUTLOOK

Just as we tried not to get too carried away with the euphoria of the technology, media, and telecom bubble two years ago, we also were not too gloomy when market sentiment turned bearish in September. In fact, we used this as an opportunity to pick up some of our favorite growth stocks cheaply. Now many stocks have had a very sharp bounce off their lows, and we are not inclined to chase them in the short term.

The U.S. is still an important engine for global economies, and its economic news is unlikely to improve in the near term. We are encouraged to see the very significant monetary and fiscal stimulus


[callout]
WE ARE ENCOURAGED TO SEE THE VERY SIGNIFICANT MONETARY AND FISCAL STIMULUS PROVIDED BY THE FED AND BUSH ADMINISTRATION.

provided by the Fed and Bush administration, which should help put a floor under the economy. The impact of lower interest rates and oil prices in Europe will also help mitigate the worst of the current economic slowdown. Consumers in Europe are nowhere near as extended as in the U.S., and they are less exposed to equity markets, but their decision to spend will be affected by the slow but steady structural changes taking place in the pension and retirement systems across the region. For these reasons, we anticipate a period of more subdued returns from equities in general and believe that our focus on genuine growth companies with good management and strong cash flows will benefit investors who maintain their long-term strategy.

Respectfully submitted,
/s/ John R. Ford
John R. Ford
President, T. Rowe Price International Funds Inc.

November 20, 2001

T. ROWE PRICE EUROPEAN STOCK FUND
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

                                                                     Percent of
                                                                     Net Assets
                                                                       10/31/01
-------------------------------------------------------------------------------
  GlaxoSmithKline, United Kingdom                                          5.3%
 ...............................................................................
  Royal Bank of Scotland, United Kingdom                                   4.3
 ...............................................................................
  TotalFinaElf, France                                                     3.7
 ...............................................................................
  Vodafone, United Kingdom                                                 3.1
 ...............................................................................
  Shell Transport & Trading, United Kingdom                                2.6
-------------------------------------------------------------------------------

  Reed, United Kingdom                                                     2.4
 ...............................................................................
  ING Groep, Netherlands                                                   2.3
 ...............................................................................
  AstraZeneca, United Kingdom                                              2.2
 ...............................................................................
  Sanofi-Synthelabo, France                                                2.2
 ...............................................................................
  Nestle, Switzerland                                                      2.0
-------------------------------------------------------------------------------

  Diageo, United Kingdom                                                   1.9
 ...............................................................................
  Compass, United Kingdom                                                  1.8
 ...............................................................................
  Philips Electronics, Netherlands                                         1.8
 ...............................................................................
  Nokia, Finland                                                           1.8
 ...............................................................................
  Telecom Italia Mobile, Italy                                             1.7
-------------------------------------------------------------------------------

  Vivendi Universal, France                                                1.6
 ...............................................................................
  Adecco, Switzerland                                                      1.4
 ...............................................................................
  Alleanza Assicurazioni, Italy                                            1.4
 ...............................................................................
  Aventis, France                                                          1.3
 ...............................................................................
  Telefonica, Spain                                                        1.3
-------------------------------------------------------------------------------

  Unilever, United Kingdom                                                 1.3
 ...............................................................................
  Roche Holdings, Switzerland                                              1.3
 ...............................................................................
  Royal Dutch Petroleum, Netherlands                                       1.2
 ...............................................................................
  Fortis, Netherlands/Belgium                                              1.2
 ...............................................................................
  ENI, Italy                                                               1.2
-------------------------------------------------------------------------------

  Total                                                                   52.3%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

T. ROWE PRICE EUROPEAN STOCK FUND
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

EUROPEAN STOCK FUND

[mountain chart]

              MSCI Europe      Lipper European       European
              Index            Funds Average         Stock Fund
10/91         10,000           10,000                10,000
10/92          9,860            9,487                 9,581
10/93         12,443           11,972                11,848
10/94         13,892           13,330                13,311
10/95         15,792           14,658                15,228
10/96         18,626           17,301                18,542
10/97         23,543           21,215                22,306
10/98         29,058           24,745                26,795
10/99         32,792           28,311                29,861
10/00         33,189           30,775                31,736
10/01         25,702           22,816                24,124


AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 10/31/01   1 Year     3 Years     5 Years         10 Years
-------------------------------------------------------------------------
European Stock Fund     -23.98%      -3.44%       5.40%            9.21%
 .........................................................................

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE EUROPEAN STOCK FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                     Year
                                    Ended
                                 10/31/01    10/31/00  10/31/99   10/31/98  10/31/97
  NET ASSET VALUE
  Beginning of period           $   21.69   $   22.29  $  22.38  $   19.84  $  16.93
                                ....................................................
  Investment activities
   Net investment income (loss)      0.40        0.18      0.23       0.28      0.25
   Net realized and
   unrealized gain (loss)           (5.23)       1.26      2.14       3.52      3.12
                                ....................................................
   Total from
   investment activities            (4.83)       1.44      2.37       3.80      3.37
                                ....................................................
  Distributions
   Net investment income            (0.16)      (0.14)    (0.28)     (0.25)    (0.26)
   Net realized gain                (1.42)      (1.90)    (2.18)     (1.01)    (0.20)
                                ....................................................

   Total distributions              (1.58)      (2.04)    (2.46)     (1.26)    (0.46)
                                ....................................................
  NET ASSET VALUE
  End of period                 $   15.28   $   21.69  $  22.29  $   22.38  $  19.84
                                ----------------------------------------------------


  Ratios/Supplemental Data

  Total returnu                  (23.98)%       6.28%    11.44%     20.12%    20.30%
 ....................................................................................
  Ratio of total expenses to
  average net assets                1.09%       1.02%     1.05%      1.05%     1.06%
 ....................................................................................
  Ratio of net investment
  income (loss) to average
  net assets                        2.03%       0.71%     0.97%      1.39%     1.41%
 ....................................................................................
  Portfolio turnover rate            5.8%       24.5%     15.7%      26.8%     17.5%
 ....................................................................................
  Net assets, end of period
  (in millions)                 $     814   $   1,250  $  1,382   $  1,412  $    984
 ....................................................................................


*Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE EUROPEAN STOCK FUND
------------------------------------------------------------------------------
                                                              October 31, 2001

PORTFOLIO OF INVESTMENTS                                  Shares         Value
------------------------------------------------------------------------------
                                                                  In thousands
BELGIUM 1.7%

Common Stocks 1.7%
Dexia (EUR)                                              423,930  $      6,539
 ..............................................................................
Fortis (EUR)                                             159,969         3,770
 ..............................................................................
UCB (EUR)                                                 82,950         3,158
 ..............................................................................
Total Belgium (Cost $6,841)                                             13,467
                                                                  ............

DENMARK  0.5%

Common Stocks  0.5%
Novo Nordisk                                              52,100         2,111
 ..............................................................................
TDC A/S                                                   67,158         2,304
 ..............................................................................
Total Denmark (Cost $4,385)                                              4,415
                                                                  ............

FINLAND  1.8%

Common Stocks  1.8%
Elcoteq Network (EUR)                                     65,270           399
 ..............................................................................
Nokia (EUR)                                              688,228        14,380
 ..............................................................................
Total Finland (Cost $1,961)                                             14,779
                                                                  ............

FRANCE  17.5%

Common Stocks  17.5%
Altran Technologies (EUR)                                 61,480         2,820
 ..............................................................................
Aventis (EUR)                                            107,667         7,917
 ..............................................................................
Aventis (DAX Exchange) (EUR)                              42,112         3,060
 ..............................................................................
AXA (EUR)                                                340,956         7,452
 ..............................................................................
BNP Paribas (EUR)                                         91,696         7,621
 ..............................................................................
Cap Gemini (EUR)(ss)                                      26,270         1,477
 ..............................................................................
Compagnie de Saint-Gobain (EUR)(ss)                       45,559         6,331
 ..............................................................................
Groupe Danone (EUR)(ss)                                   24,014         2,775
 ..............................................................................
Hermes (EUR)                                              17,890         2,272
 ..............................................................................
L'Oreal (EUR)                                             14,605         1,008
 ..............................................................................
Lafarge (EUR)                                             23,935         2,125
 ..............................................................................
LVMH (EUR)                                                30,630         1,079
 ..............................................................................
Orange (EUR) *(ss)                                       552,420         4,472
 ..............................................................................
Sanofi-Synthelabo (EUR)                                  268,905        17,717
 ..............................................................................


11

T. ROWE PRICE EUROPEAN STOCK FUND
------------------------------------------------------------------------------

                                                          Shares         Value
------------------------------------------------------------------------------
                                                                  In thousands
Schneider Electric (EUR)                                 123,418  $      4,938
 ..............................................................................
Societe Generale (EUR)                                    92,866         4,640
 ..............................................................................
Societe Television Francaise 1 (EUR)(ss)                 416,119         9,342
 ..............................................................................
Sodexho Alliance (EUR)(ss)                               120,495         5,668
 ..............................................................................
STMicroelectronics (EUR)                                 229,223         6,474
 ..............................................................................
TotalFinaElf (EUR)                                       214,109        30,042
 ..............................................................................
Trader.com (EUR) *(ss)                                    58,240           330
 ..............................................................................
Vivendi Universal (EUR)                                  275,711        12,871
 ..............................................................................
Total France (Cost $109,537)                                           142,431
                                                                  ............

GERMANY  5.6%

Common Stocks  5.6%
Allianz (EUR)                                             29,320         6,904
 ..............................................................................
Bayer (EUR)                                              161,202         4,785
 ..............................................................................
Bayerische Hypo-und Vereinsbank (EUR)                    105,331         3,246
 ..............................................................................
Deutsche Bank (EUR)                                      138,205         7,681
 ..............................................................................
Deutsche Telekom (EUR)                                    48,042           743
 ..............................................................................
E.On (EUR)                                                63,115         3,287
 ..............................................................................
Gehe (EUR)(ss)                                           189,303         7,083
 ..............................................................................
Rhoen-Klinikum (EUR)                                      52,303         2,564
 ..............................................................................
SAP (EUR)                                                 59,590         6,164
 ..............................................................................
Siemens (EUR)                                             63,018         3,051
 ..............................................................................
Total Germany (Cost $44,964)                                            45,508
                                                                  ............

GREECE  0.8%

Common Stocks  0.8%
Hellenic Telecommunications Organization (EUR)           199,170         3,224
 ..............................................................................
National Bank of Greece (EUR)                            133,160         3,416
 ..............................................................................
Total Greece (Cost $7,095)                                               6,640
                                                                  ............

IRELAND  0.1%

Common Stocks  0.1%
SmartForce ADR (USD) *                                    39,228           646
 ..............................................................................
Total Ireland (Cost $647)                                                  646
                                                                  ............

12

T. ROWE PRICE EUROPEAN STOCK FUND
------------------------------------------------------------------------------

                                                          Shares         Value
------------------------------------------------------------------------------
                                                                  In thousands
ITALY  7.6%

Common Stocks  7.6%
Alleanza Assicurazioni (EUR)(ss)                       1,093,380  $     11,260
 ..............................................................................
Bipop-Carire (EUR)(ss)                                   602,000         1,029
 ..............................................................................
ENI (EUR)(ss)                                            777,337         9,733
 ..............................................................................
Intesa BCI (EUR)(ss)                                   2,852,137         6,670
 ..............................................................................
Mediaset (EUR)(ss)                                       329,000         2,145
 ..............................................................................
Mediolanum (EUR)(ss)                                     365,000         2,827
 ..............................................................................
Olivetti (EUR)(ss)                                       951,604         1,114
 ..............................................................................
San Paolo IMI (EUR)                                       83,284           874
 ..............................................................................
Telecom Italia (EUR)(ss)                                 999,250         7,806
 ..............................................................................
Telecom Italia Mobile (EUR)(ss)                        2,554,605        13,901
 ..............................................................................
UniCredito Italiano (EUR)                              1,201,501         4,431
 ..............................................................................
Total Italy (Cost $66,600)                                              61,790
                                                                  ............

LUXEMBOURG  0.1%

Common Stocks  0.1%
Societe Europeenne des Satellites (EUR)                    7,537           820
 ..............................................................................
Total Luxembourg (Cost $1,210)                                             820
                                                                  ............

NETHERLANDS  8.3%

Common Stocks  8.3%
Akzo Nobel (EUR)                                          50,548         2,071
 ..............................................................................
ASM Lithography (EUR) *                                  377,040         5,426
 ..............................................................................
Elsevier (EUR)                                           203,170         2,359
 ..............................................................................
Equant (EUR) *                                            75,156           781
 ..............................................................................
Fortis (EUR)                                             256,380         6,065
 ..............................................................................
ING Groep (EUR)                                          736,148        18,341
 ..............................................................................
KPN (EUR) *                                               36,286           140
 ..............................................................................
KPNQwest (EUR) *(ss)                                      35,960           234
 ..............................................................................
Philips Electronics (EUR)                                640,726        14,546
 ..............................................................................
Royal Dutch Petroleum (EUR)                              194,736         9,896
 ..............................................................................
Wolters Kluwer (EUR)                                     362,840         7,611
 ..............................................................................
Total Netherlands (Cost $57,336)                                        67,470
                                                                  ............

13

T. ROWE PRICE EUROPEAN STOCK FUND
------------------------------------------------------------------------------

                                                          Shares         Value
------------------------------------------------------------------------------
                                                                  In thousands
NORWAY  0.7%

Common Stocks  0.7%
Norsk Hydro                                               47,730  $      1,818
 ..............................................................................
Orkla                                                    223,742         3,721
 ..............................................................................
Total Norway (Cost $3,806)                                               5,539
                                                                  ............

PORTUGAL  0.6%

Common Stocks  0.6%
Jeronimo Martins (EUR) *                                 147,694           988
 ..............................................................................
Portugal Telecom (EUR) *                                 519,221         4,110
 ..............................................................................
Total Portugal (Cost $5,369)                                             5,098
                                                                  ............

SPAIN  5.3%

Common Stocks  5.3%
Banco Bilbao Vizcaya Argentaria (EUR)                    553,095         6,184
 ..............................................................................
Banco Santander Central Hispano (EUR)(ss)                841,897         6,474
 ..............................................................................
Endesa (EUR)(ss)                                         391,222         5,982
 ..............................................................................
Gamesa (EUR) *                                           206,224         2,727
 ..............................................................................
Inditex (EUR) *                                          403,900         7,520
 ..............................................................................
Repsol (EUR)                                             239,777         3,472
 ..............................................................................
Telefonica (EUR) *                                       874,190        10,489
 ..............................................................................
Total Spain (Cost $37,520)                                              42,848
                                                                  ............

SWEDEN  4.8%

Common Stocks  4.8%
Assa Abloy                                                73,279           835
 ..............................................................................
Electrolux (Class B)                                     467,840         5,614
 ..............................................................................
Hennes & Mauritz (Class B)                               340,030         5,945
 ..............................................................................
LM Ericsson (Class B)                                  1,721,880         7,458
 ..............................................................................
Nordea                                                 1,883,123         8,315
 ..............................................................................
Sandvik                                                  126,500         2,668
 ..............................................................................
Securitas (Class B)(ss)                                  512,584         8,529
 ..............................................................................
Total Sweden (Cost $56,042)                                             39,364
                                                                  ............

14

T. ROWE PRICE EUROPEAN STOCK FUND
------------------------------------------------------------------------------

                                                          Shares         Value
------------------------------------------------------------------------------
                                                                  In thousands
SWITZERLAND  6.5%

Common Stocks  6.5%
Adecco                                                   257,270  $     11,375
 ..............................................................................
Credit Suisse *                                          147,020         5,367
 ..............................................................................
Nestle                                                    77,940        16,157
 ..............................................................................
Roche                                                    146,940        10,176
 ..............................................................................
UBS *                                                    208,468         9,682
 ..............................................................................
Total Switzerland (Cost $39,989)                                        52,757
                                                                  ............

UNITED KINGDOM  36.0%

Common Stocks  36.0%
Abbey National                                           175,783         2,612
 ..............................................................................
AstraZeneca                                              402,277        18,122
 ..............................................................................
Autonomy *                                                14,000            60
 ..............................................................................
BG Group                                                 402,933         1,523
 ..............................................................................
BP                                                       844,000         6,805
 ..............................................................................
Brambles Industries *                                    190,000           953
 ..............................................................................
Cable & Wireless                                       1,148,870         5,190
 ..............................................................................
Cadbury Schweppes                                      1,562,703         9,716
 ..............................................................................
Centrica                                                 526,640         1,675
 ..............................................................................
Compass                                                2,009,000        14,636
 ..............................................................................
David S. Smith                                           519,416         1,075
 ..............................................................................
Diageo                                                 1,562,644        15,584
 ..............................................................................
Dimension Data *                                         166,987           182
 ..............................................................................
Electrocomponents                                        793,880         5,282
 ..............................................................................
Friends Provident *                                      648,400         1,724
 ..............................................................................
GKN                                                      190,000           734
 ..............................................................................
GlaxoSmithKline                                        1,590,306        42,739
 ..............................................................................
Granada                                                1,991,697         3,769
 ..............................................................................
Hays                                                     591,281         1,415
 ..............................................................................
Hilton                                                   377,000           969
 ..............................................................................
Kingfisher                                             1,676,658         7,794
 ..............................................................................
Lattice(ss)                                            1,344,933         3,024
 ..............................................................................
Reed                                                   2,388,776        19,537
 ..............................................................................
Rio Tinto                                                426,848         6,920
 ..............................................................................
Royal Bank of Scotland                                 1,450,261        34,657
 ..............................................................................


15

T. ROWE PRICE EUROPEAN STOCK FUND
------------------------------------------------------------------------------

                                                          Shares         Value
------------------------------------------------------------------------------
                                                                  In thousands
Serco                                                    663,000  $      3,515
 ..............................................................................
Shell Transport & Trading                              2,829,782        21,171
 ..............................................................................
Standard Chartered                                       421,600         4,208
 ..............................................................................
Tesco                                                  1,855,530         6,537
 ..............................................................................
Tomkins                                                2,290,636         5,582
 ..............................................................................
Unilever                                               1,402,807        10,179
 ..............................................................................
United Business Media                                    410,211         2,610
 ..............................................................................
Vodafone                                              11,011,342        25,434
 ..............................................................................
Woolworths                                             1,844,325           965
 ..............................................................................
WPP                                                      660,460         5,973
 ..............................................................................
Total United Kingdom (Cost $314,166)                                   292,871
                                                                  ............

SHORT-TERM INVESTMENTS  1.2%

Money Market Funds  1.2%
T. Rowe Price Reserve Investment Fund, 3.07% #        10,118,509        10,119
 ..............................................................................
Total Short-Term Investments (Cost $10,119)                             10,119
                                                                  ............

Total Investments in Securities
99.1% of Net Assets (Cost $767,587)                               $    806,562

Other Assets Less Liabilities                                            7,412
                                                                  ............

NET ASSETS                                                        $    813,974
                                                                  ------------


*    Non-income producing
#    Seven-day yield
(ss) All or portion of this security is on loan at October 31, 2001. See Note 2. ADR American Depository Receipts
USD  U.S. dollar
EUR  Euro

T. ROWE PRICE EUROPEAN STOCK FUND
--------------------------------------------------------------------------------
                                                                October 31, 2001

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
In thousands

  Assets
  Investments in securities, at value (cost $767,587)             $    806,562
  Securities lending collateral                                         56,568
  Other assets                                                          11,486
                                                                  ............
  Total assets                                                         874,616
                                                                  ............

  Liabilities
  Obligation to return securities lending collateral                    56,568
  Other liabilities                                                      4,074
                                                                  ............
  Total liabilities                                                     60,642
                                                                  ............
  NET ASSETS                                                      $    813,974
                                                                  ------------

  Net Assets Consist of:
  Undistributed net investment income (loss)                      $     18,523
  Undistributed net realized gain (loss)                               (17,856)
  Net unrealized gain (loss)                                            38,957
  Paid-in-capital applicable to 53,279,113 shares of
  $0.01 par value capital stock outstanding;
  2,000,000,000 shares of the Corporation authorized                   774,350
                                                                  ............

  NET ASSETS                                                      $    813,974
                                                                  ------------

  NET ASSET VALUE PER SHARE                                       $      15.28
                                                                  ------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE EUROPEAN STOCK FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands                                                              Year
                                                                         Ended
                                                                      10/31/01
  Investment Income (Loss)
  Income
   Dividend (net of foreign taxes of $2,420)                      $     30,259
   Securities lending                                                    1,115
   Interest                                                                775
                                                                  ............
   Total income                                                         32,149
                                                                  ............
  Expenses
   Investment management                                                 8,430
   Shareholder servicing                                                 2,051
   Custody and accounting                                                  446
   Prospectus and shareholder reports                                      210
   Registration                                                             26
   Proxy and annual meeting                                                 25
   Legal and audit                                                          18
   Directors                                                                 9
   Miscellaneous                                                             9
                                                                  ............
   Total expenses                                                       11,224
                                                                  ............
  Net investment income (loss)                                          20,925
                                                                  ............

  Realized and Unrealized Gain (Loss)
  Net realized gain (loss)
   Securities                                                          (15,302)
   Futures                                                              (1,533)
   Foreign currency transactions                                           733
                                                                  ............
   Net realized gain (loss)                                            (16,102)
                                                                  ............
  Change in net unrealized gain (loss)
   Securities                                                         (278,474)
   Futures                                                                 172
   Other assets and liabilities
   denominated in foreign currencies                                       196
                                                                  ............
   Change in net unrealized gain (loss)                               (278,106)
                                                                  ............
  Net realized and unrealized gain (loss)                             (294,208)
                                                                  ............

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                          $   (273,283)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE EUROPEAN STOCK FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                           Year
                                                          Ended
                                                       10/31/01       10/31/00
  Increase (Decrease) in Net Assets
  Operations
   Net investment income (loss)                      $   20,925    $     9,991
   Net realized gain (loss)                             (16,102)       118,143
   Change in net unrealized gain (loss)                (278,106)       (23,811)
                                                     .........................
  Increase (decrease) in net assets from operations    (273,283)       104,323
                                                     .........................
  Distributions to shareholders
   Net investment income                                 (9,001)        (8,549)
   Net realized gain                                    (79,869)      (116,259)
                                                     .........................
   Decrease in net assets from distributions            (88,870)      (124,808)
                                                     .........................
  Capital share transactions *
   Shares sold                                          397,588        601,104
   Distributions reinvested                              84,295        119,275
   Shares redeemed                                     (555,986)      (831,832)
                                                     .........................
   Increase (decrease) in net assets from capital
   share transactions                                   (74,103)      (111,453)
                                                     .........................

  Net Assets
  Increase (decrease) during period                    (436,256)      (131,938)
  Beginning of period                                 1,250,230      1,382,168
                                                     .........................
  End of period                                      $  813,974    $ 1,250,230
                                                     -------------------------
  *Share information
   Shares sold                                           22,774         25,999
   Distributions reinvested                               4,217          5,390
   Shares redeemed                                      (31,353)       (35,753)
                                                     .........................
   Increase (decrease) in shares outstanding             (4,362)        (4,364)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE EUROPEAN STOCK FUND
--------------------------------------------------------------------------------
                                                                October 31, 2001

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

      T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The European Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on February 28, 1990. The fund seeks long-term growth of capital through investments primarily in the common stocks of European companies; current income is a secondary objective.

      The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

      Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

      Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

      Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

      Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

      Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax

T. ROWE PRICE EUROPEAN STOCK FUND
------------------------------------------------------------------------------

      regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

      Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

      Futures Contracts During the year ended October 31, 2001, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and currency values.

      Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102%-105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At October 31, 2001, the value of loaned securities was $56,581,000; aggregate collateral consisted of $56,568,000 in the securities lending collateral pool and U.S. government securities valued at $3,037,000.

      Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $59,084,000 and $192,167,000, respectively, for the year ended October 31, 2001.

NOTE 3 - FEDERAL INCOME TAXES

      No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its tax-

T. ROWE PRICE EUROPEAN STOCK FUND
------------------------------------------------------------------------------

      able income. As of October 31, 2001, the fund has $17,588,000 of capital loss carryforwards, all of which expires in 2009.

      In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 2001. The reclassifications relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

      ------------------------------------------------------------
      Undistributed net investment income            $ (2,368,000)
      Undistributed net realized gain                     196,000
      Paid-in-capital                                   2,172,000

      At October 31, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $767,587,000. Net unrealized gain aggregated $38,975,000 at period end, of which $179,173,000 related to appreciated investments and $140,198,000 to depreciated investments.

NOTE 4 - FOREIGN TAXES

      The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of dividend and interest income.

NOTE 5- RELATED PARTY TRANSACTIONS

      The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $572,000 was payable at October 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.50% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1

T. ROWE PRICE EUROPEAN STOCK FUND
------------------------------------------------------------------------------

      billion of assets to 0.295% for assets in excess of $120 billion. At October 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

      In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,671,000 for the year ended October 31, 2001, of which $157,000 was payable at period end.

      Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. For the year then ended, the fund was allocated $115,000 of Spectrum expenses, $10,000 of which was payable at period-end. At October 31, 2001, approximately 2.2% of the outstanding shares of the fund were held by Spectrum International.

      The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 2001, totaled $320,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE EUROPEAN STOCK FUND
------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of European Stock Fund

      In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of European Stock Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

      PricewaterhouseCoopers LLP
      Baltimore, Maryland
      November 19, 2001

T. ROWE PRICE EUROPEAN STOCK FUND
------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/01

      We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

      The fund's distributions to shareholders included:

      o $27,560,000 from short-term capital gains,

      o $52,309,000 from long-term capital gains, subject to the 20% rate gains category.

      The fund will pass through foreign source income of $23,093,000 and foreign taxes paid of $2,010,000.

T. ROWE PRICE EUROPEAN STOCK FUND
------------------------------------------------------------------------------

ANNUAL MEETING RESULTS

 The T. Rowe Price European Stock Fund held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.

 The results of voting were as follows (by number of shares):

 M. David Testa
  Affirmative: 581,220,102.290
  Withhold:     11,328,972.642

  Total:       592,549,074.932

 Martin G. Wade
  Affirmative: 581,186,287.707
  Withhold:     11,362,787.225

  Total:       592,549,074.932

 Calvin W. Burnett
  Affirmative: 579,988,748.447
  Withhold:     12,560,326.485

  Total:       592,549,074.932

 Anthony W. Deering
  Affirmative: 580,812,278.605
  Withhold:     11,736,796.327

  Total:       592,549,074.932

 Donald W. Dick, Jr.
  Affirmative: 581,515,923.630
  Withhold:     11,033,151.302

  Total:       592,549,074.932

 David K. Fagin
  Affirmative: 581,364,436.901
  Withhold:     11,184,638.031
   Total:      592,549,074.932

 F. Pierce Linaweaver
  Affirmative: 580,579,834.781
  Withhold:     11,969,240.151

  Total:       592,549,074.932

 Hanne M. Merriman
  Affirmative: 580,790,218.108
  Withhold:     11,758,856.824

  Total:       592,549,074.932

 John G. Schreiber
  Affirmative: 580,818,909.284
  Withhold:     11,730,165.648

  Total:       592,549,074.932

 Hubert D. Vos
  Affirmative: 580,468,483.076
  Withhold:     12,080,591.856

  Total:       592,549,074.932

 Paul M. Wythes
  Affirmative: 580,672,445.843
  Withhold:     11,876,629.089

  Total:       592,549,074.932

T. ROWE PRICE SHAREHOLDER SERVICES
------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION


      KNOWLEDGEABLE SERVICE REPRESENTATIVES

      By Phone 1-800-225-5132 Available Monday through Friday from 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

      In Person Available in T. Rowe Price Investor Centers.


      ACCOUNT SERVICES

      Checking Available on most fixed-income funds ($500 minimum).

      Automatic Investing From your bank account or paycheck.

      Automatic Withdrawal Scheduled, automatic redemptions.

      Distribution Options Reinvest all, some, or none of your distributions.

      Automated 24-Hour Services Including Tele*Access(R)and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

      BROKERAGE SERVICES*

      Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

      INVESTMENT INFORMATION

      Combined Statement Overview of all your accounts with T. Rowe Price.

      Shareholder Reports Fund managers' reviews of their strategies and results.

      T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

      Performance Update Quarterly review of all T. Rowe Price fund results.

      Insights Educational reports on investment strategies and financial markets.

      Investment Guides Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirement Readiness Guide, and Retirement Planning Kit.


      * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS
 ..................................
Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS
 ..................................
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
 ..................................
Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS+
 ..................................
Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money

INTERNATIONAL/GLOBAL FUNDS
 ..................................
Stock
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond
Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD VARIABLE ANNUITIES
 ........................................
Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

Money Funds (cont.)
Summit Municipal Money Market
Tax-Exempt Money

* Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity (Form V6021) and the T. Rowe Price No-Load Immediate Variable Annuity (Form V6027) are issued by Security Benefit Life Insurance Company. In New York, the T. Rowe Price No-Load Variable Annuity is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY [FSB201 (11-96)]. These Variable Annuity contracts have limitations. The T. Rowe Price No-Load Immediate Variable Annuity may not be available in all states.

The T. Rowe Price No-Load Variable Annuity and the T. Rowe Price No-Load Immediate Variable Annuity are distributed by T. Rowe Price Investment Services, Inc., T. Rowe Price Insurance Agency, Inc., and T. Rowe Price Insurance Agency of Texas, Inc. The underlying portfolios are managed by T. Rowe Price (T. Rowe Price International for the International Stock Portfolio). The Security Benefit Group of companies and the T. Rowe Price companies are not affiliated.

T. ROWE PRICE ADVISORY SERVICES AND RETIREMENT RESOURCES
--------------------------------------------------------------------------------

ADVISORY SERVICES, RETIREMENT RESOURCES

      T. Rowe Price has developed unique advisory services and retirement resources that can help you meet the most difficult personal financial challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials and self-help planning guides are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

      ADVISORY SERVICES*
      ..........................................................................
      T. Rowe Price(R) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

      Investment Checkup(SM) offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

      T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

      RETIREMENT INFORMATION
      ..........................................................................

      Planning and Informational Guides      Insights Reports
      Minimum Required Distributions Guide   The Challenge of Preparing for Retirement
      Retirement Planning Kit                Financial Planning After Retirement
      Retirement Readiness Guide             The Roth IRA: A Review
      Tax Considerations for Investors


      *These are services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are fees associated with these services.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access(R) 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds cov-ered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C., Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150

[logo]Invest With Confidence [ram](R)
      T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.         F79-050  10/31/01